                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                    FORM 8-K
                        CURRENT REPORT PURSUANT TO SECTION 13 OF
                          THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): April 25, 2003


                                Aehr Test Systems
             (Exact name of Registrant as specified in its chapter)



          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)


                                400 Kato Terrace
                                Fremont, CA 94539
                     (Address of principal executive offices)

                                  510-623-9400
               (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

   Aehr Test Systems sent a letter to its shareholders of record in the form of Exhibit 20 with an expected mailing date of April 25, 2003. The letter included condensed consolidated statements of operations for the three months and nine months ended February 28, 2003 and February 28, 2002 and condensed consolidated balance sheets as of February 28, 2003 and May 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             The Exhibits listed on the accompanying "Index to Exhibits" are filed as part hereof, or incorporated by reference into, the report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Aehr Test Systems
                                                (Registrant)
Date:  April 25, 2003
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer

                              INDEX TO EXHIBITS

Exhibit
Number
-------

20      Letter to Shareholders.
99.1    Certification Statement of Chief Executive Officer.
99.2    Certification Statement of Chief Financial Officer.